Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 15 - COMMITMENTS AND CONTINGENCIES

On April 24, 2026, the Company terminated its Chief Executive Officer. Following the termination, the Company received correspondence from the former executive asserting claims relating to his employment, compensation arrangements, equity awards, and separation terms. No formal legal proceedings have been commenced against the Company as of the date of this report, and the matter remains in dispute.

In accordance with IAS 37, Provisions, Contingent Liabilities and Contingent Assets, a provision is recognized only when the Company has a present obligation as a result of a past event, it is probable that an outflow of resources will be required to settle the obligation, and a reliable estimate can be made of the amount of the obligation. Given the preliminary stage of the matter, the range of possible outcomes, and the absence of sufficient information to quantify any potential financial effect, the Company is unable to make a reliable estimate of the amount of any potential obligation. Accordingly, no provision has been recorded in these financial statements. The Company believes it has meritorious defenses to the claims asserted and intends to defend its position vigorously. The Company will continue to monitor developments and will recognize a provision if and when the recognition criteria of IAS 37 are satisfied.